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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


          Date of Report                                          May 30, 1997
(Date of earliest event reported)                                (May 28, 1997)




                                Storage USA, Inc.
             (Exact name of registrant as specified in its charter)


          Tennessee                    001-12190                62-1251239
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)



                         10440 Little Patuxent Parkway,
                                   Suite 1100,
                            Columbia, Maryland 21044
                            (Address and zip code of
                          principal executive offices)




       Registrant's telephone number, including area code: (410) 730-9500


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Item 7.  Financial Statements, ProForma Financial Information and Exhibits

         (c) Exhibits.

         The following exhibits are filed herewith:

         Exhibit             Description
         -------             -----------

         3.1          Articles of Amendment to the Amended and Restated
                      Charter of Storage USA, Inc., filed with the Secretary of the State of Tennessee on May 28, 1997


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       STORAGE USA, INC.
                                         (Registrant)


Date:  May 30, 1997                    By: /s/ Christopher P. Marr
                                          -------------------------------
                                            Christopher P. Marr
                                            Senior Vice President,  Finance and
                                              Accounting


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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

3.1 Articles of Amendment to the Amended and Restated Charter of Storage USA, Inc., filed with the Secretary of the State of Tennessee on May 28, 1997


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